Restrictions on Cash	12 Months Ended
Dec. 31, 2014
Restrictions on Cash [Abstract]
Restrictions on Cash

2.  Restrictions on Cash

Federal law requires depository institutions to hold reserves in the form of vault cash or, if vault cash is insufficient, in the form of a deposit maintained with a Federal Reserve Bank (“FRB”).  The dollar amount of a depository institution's reserve requirement is determined by applying the reserve ratios specified in the FRB’s Regulation D to an institution's reservable liabilities.  As of December 31, 2014 and 2013 the Company had sufficient vault cash to meet its reserve requirements and no additional reserves were required.

In addition, the Company’s contract with its current electronic funds transfer (“EFT”) provider requires a predetermined balance be maintained in a settlement account controlled by the provider equal to the Company’s average daily net settlement position multiplied by four days.  The required balance was $179 thousand as of December 31, 2014 and 2013.  This balance can be adjusted periodically to reflect actual transaction volume and seasonal factors.

The Governmental Unit Deposit Protection Act ("GUDPA") is a supplemental insurance program set forth by the New Jersey Legislature to protect the deposits of municipalities and local government agencies, administered by the Commissioner of the New Jersey Department of Banking and Insurance.  At December 31, 2014, the Company had $6.0 million in cash as eligible collateral pledged to the State of New Jersey Department of Banking and Insurance to secure its municipal deposits, compared to $18.0 million at December 31, 2013.